NUMBER                                                      EXHIBIT 4.1
OP
                                                            SHARES




INCORPORATED UNDER THE LAWS                           SEE REVERSE FOR
   OF THE STATE OF WISCONSIN                      CERTAIN DEFINITIONS

                                                  CUSIP

                         OPHIDIAN PHARMACEUTICALS, INC.

THIS CERTIFIES THAT


IS THE OWNER OF




FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0025 PER SHARE, OF
                        OPHIDIAN PHARMACEUTICALS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                             CERTIFICATE OF STOCK


Dated:

Margaret Van Boldrik
SECRETARY AND VICE PRESIDENT

[SEAL]

Douglas C. Stafford
PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                (Jersey City, NJ)
                        TRANSFER AGENT AND REGISTRAR


By
                               AUTHORIZED OFFICER


NOTE: SIGNATURES OF VICE PRESIDENT & PRESIDENT - FOR POSITION ONLY

    AMERICAN BANK NOTE COMPANY            PRODUCTION COORDINATOR:  LISA MARTIN: 215-830-2155
       680 BLAIR MILL ROAD                    PROOF OF JANUARY 22, 1996
       HORSHAM, PA 19044                                 OPHIDIAN
         (215) 657-3480                                 H 54850 back
    SALES:  R. JOHNS: 212-557-9100            OPERATOR:                   LR
 /NET/BANKNOTE/home 46/OPHIDIAN H54850                     NEW

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                 UNIF GIFT MIN ACT -________Custodian__________
                                                                   (Cust)             (Minor)
TEN ENT - as tenants by the entireties                            under Uniform Gifts to Minors
JT TEN  - as joint tenants with right of
          survivorship and not as tenants                         Act ____________________
          in common                                                        (State)

    Additional abbreviations may also be used though not in the above list.



For Value Received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________
|                                     |
|                                     |
|_____________________________________|

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________________

                           _____________________________________________________


                           _____________________________________________________
                           NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:



___________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.








     AMERICAN BANK NOTE COMPANY                   PRODUCTION COORDINATOR:  LISA MARTIN 215-830-2155
        680 BLAIR MILL ROAD                                 PROOF OF JANUARY 22, 1998
        HORSHAM, PA  19044                                           OPHIDIAN
          (215) 657-3480                                            H 54850back
-----------------------------------------------   --------------------------------------------------
        SALES:   R. JONES:  212-557-9100                      OPERATOR:                    eg
    /NET/BANKNOTE/HOME46/OPHIDIAN/H54850                                    NEW
